UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2010
GSI Commerce, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue King of Prussia, PA	19406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 491-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This amendment (this “Amendment”) to Current Report on Form 8-K amends the Current Report on Form 8-K filed by GSI Commerce, Inc. (“GSI”) on May 4, 2010, which disclosed the completion, on April 30, 2010, of the acquisition by e-Dialog, Inc., a Delaware corporation (“e-Dialog”) and wholly owned subsidiary of GSI, of all of the issued and outstanding capital stock of MBS Insight, Inc., a Delaware corporation (“MBS”) and wholly owned subsidiary of World Marketing, Inc., a Nebraska corporation (“World Marketing”), upon the terms and subject to the conditions of the Stock Purchase Agreement entered into among e-Dialog, World Marketing and MBS.
This Amendment is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
(i) The audited balance sheet of MBS as of December 27, 2009 and the related statements of earnings, shareholders’s equity and cash flows for the fiscal year then ended are included as Exhibit 99.2 to this report and incorporated by reference herein.
(ii) The condensed balance sheets of MBS as of March 31, 2010 (unaudited) and December 27, 2009 and the related condensed statements of earnings and cash flows for the fiscal periods ended March 31, 2010 and March 31, 2009 (unaudited) are included as Exhibit 99.3 to this report and incorporated by reference herein.
(b) Pro Forma Financial Information.
GSI’s unaudited pro forma combined condensed balance sheet as of April 3, 2010 and pro forma condensed combined statements of operations for the fiscal year ended January 2, 2010 and the three-month period ended April 3, 2010 are included as Exhibit 99.4 to this report and incorporated by reference herein.
(d) Exhibits.

Exhibit Number		Exhibit Title
23.1		Consent of KPMG LLP
99.1	*	Press Release, dated May 3, 2010.
99.2		Audited Financial Statements of MBS as of and for the fiscal year ended December 27, 2009.
99.3		Condensed Financial Statements of MBS as of March 31, 2010 (unaudited) and December 27, 2009 and for the fiscal periods ended March 31, 2010 and March 31, 2009 (unaudited).
99.4		Unaudited Pro Forma Condensed Combined Financial Information of GSI Commerce, Inc.

*	Previously filed with GSI’s Current Report on Form 8-K as filed with the SEC on May 4, 2010, and hereby incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.
By:	/s/ Michael R. Conn
	Name:	Michael R. Conn
	Title:	Executive Vice President and Chief Financial Officer
Dated: June 4, 2010

EXHIBIT INDEX

Exhibit Number		Exhibit Title
23.1		Consent of KPMG LLP
99.1	*	Press Release, dated May 3, 2010.
99.2		Audited Financial Statements of MBS as of and for the fiscal year ended December 27, 2009.
99.3		Condensed Financial Statements of MBS as of March 31, 2010 (unaudited) and December 27, 2009 and for the fiscal periods ended March 31, 2010 and March 31, 2009 (unaudited).
99.4		Unaudited Pro Forma Condensed Combined Financial Information of GSI Commerce, Inc.

*	Previously filed with GSI’s Current Report on Form 8-K as filed with the SEC on May 4, 2010, and hereby incorporated by reference herein.

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